EXHIBIT 23.1

                      [LETTERHEAD OF KPMG]

                 CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Loewen Group Inc.

We consent to incorporation by reference in the registration statement on Form S-8 with respect to 401(k) Retirement Plan of our report, dated February 26, 1996, except as to Note 12(b), which is as of March 19, 1996 and Note 20, which is as of March 26, 1996, relating to the consolidated balance sheets of The Loewen Group Inc. as at December 31, 1995 and 1994, and the related consolidated statements of operations, retained earnings, and changes in financial position for each of the years in three year period ended December 31, 1995, and related schedule, which report is incorporated herein by reference.

/s/ KPMG

Chartered Accountants
Vancouver, Canada
February 24, 1997


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                                                     EXHIBIT 23.2

          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of
The Loewen Group Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of The Loewen Group Inc. of our report dated June 16, 1995 with respect to the financial statements of MHI Group, Inc. as of April 30, 1995, and for each of the two years in the period ended April 30, 1995, which appears as Exhibit No. 99.1 to The Loewen Group Inc. Form 8-K dated May 1, 1996.

/s/  PRICE WATERHOUSE, LLP

Tampa, Florida
February 24, 1997


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                                                     EXHIBIT 23.3

                        AUDITOR'S CONSENT

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-8 of The Loewen Group Inc. of our report dated February 27, 1996 with respect to the financial statements of Paperman & Sons Inc. as of November 30, 1995 and for the eleven months then ended included in the Current Report on Form S-8 of The Loewen Group Inc. dated May 1, 1996.

/s/ Richter, Usher & Vineberg

Montreal, Quebec
February 24, 1997


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                                                     EXHIBIT 23.4

                  INDEPENDENT AUDITORS' CONSENT

We have issued our report dated July 26, 1995, accompanying the consolidated financial statements of Weinstein Family Services, Inc. and Subsidiaries as of and for the year ended April 30, 1995 included in the Registration Statement on Form S-8 of the Loewen Group Inc. dated May 1, 1996, which is incorporated by reference in this registration statement. We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the aforementioned report.

/s/ Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
February 24, 1997


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                                                     EXHIBIT 23.5

    [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-8 of The Loewen Group Inc. of our report dated April 24, 1996, with respect to the financial statements of Security Plus Mini & RV Storage, Inc. as of December 31, 1994 and for the year then ended, which report appears in the Current Report on Form 8-K of The Loewen Group Inc dated May 1, 1996.

                         KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                         By: /s/ Keith J.
Schulte
                              Certified Public Accountant

Long Beach, California
February 24, 1997


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    [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-8 of The Loewen Group Inc. of our report dated April 24, 1996, with respect to the financial statements of International Memorial Society, Inc. as of December 31, 1994 and for the year then ended, which report appears in the Current Report on Form 8-K of The Loewen Group, Inc. dated May 1, 1996.

                         KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                         By: /s/ Keith J.
Schulte
                              Certified Public Accountant

Long Beach, California
February 24, 1997


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    [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of The Loewen Group Inc. of our report dated April 24, 1996, with respect to the financial statements of Springs Mausoleum, Inc. as of December 31, 1994 and for the year then ended, which report appears in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.

                         KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                         By: /s/ Keith J.
Schulte
                              Certified Public Accountant

Long Beach, California
February 24, 1997


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                                                     EXHIBIT 23.6

         [LETTERHEAD OF HIRSCH, OELBAUM, BRAM & HANOVER]

                  INDEPENDENT AUDITORS' CONSENT

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of The Loewen Group Inc. of our report dated February 27, 1995 and April 23, 1996 as to Note 8, with respect to the financial statements of Cemetery Gardens, Inc., as of December 31, 1994 and for the year then ended included in the Registration Statement on Form S-8 of The Loewen Group Inc. dated May 1, 1996.

/s/ Hirsch, Oelbaum, Bram & Hanover, C.P.A., P.C.
New York, New York
February 24, 1997


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         [LETTERHEAD OF HIRSCH, OELBAUM, BRAM & HANOVER]

                  INDEPENDENT AUDITORS' CONSENT

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of The Loewen Group Inc. of our report dated May 15, 1995 and, with respect to the financial statements of Beverly Hills Cemetery Corporation, Inc., as of December 31, 1994 and for the year then ended included in the Registration Statement on Form S-8 of The Loewen Group Inc. dated May 1, 1996.

/s/ Hirsch, Oelbaum, Bram & Hanover, C.P.A., P.C.
New York, New York
February 24, 1997


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                                                     EXHIBIT 23.7

                  INDEPENDENT AUDITORS' CONSENT

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of The Loewen Group Inc. of our report dated May 31, 1996 with respect to the consolidated balance sheet of Ourso Investment Corporation and subsidiaries as of December 31, 1995, and the related consolidated statements of operations, shareholders' equity, and cash flows for the year then ended, which report appears in the Form 8-K/A No. 2 of The Loewen Group Inc. dated July 5, 1996.

/s/ KPMG Peat Marwick LLP

KPMG PEAT MARWICK LLP

New Orleans, Louisiana
February 24, 1997